SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: November 15, 1996



                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    FLORIDA                            5-43936                 65-0377773
(State or other                (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
             ------------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (305) 569-2000


                                Page 1 of 4 Pages

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On November 15, 1996 the Registrant completed its acquisition of Suncoast Savings and Loan Association, FSA ("Suncoast"). In connection with the acquisition, the Registrant issued (i) one share of its Series I Class A Common Stock, $.01 par value, for each share of Common Stock, $1.10 par value, of Suncoast, and (ii) one share of its 8% Noncumulative Convertible Preferred Stock, Series 1996, for each share of 8% Noncumulative Convertible Preferred Stock, Series A, $5.00 par value, of Suncoast. In the acquisition Suncoast merged into BankUnited, FSB, a wholly owned subsidiary of the Registrant.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a) Financial statements of businesses acquired. The following financial statements and related items of Suncoast have been previously filed in the Registrant's Registration Statement on Form S-4 (the "Registration Statement"), registration no. 333-13211, filed with the Securities and Exchange Commission on October 1, 1996, and declared effective on October 2, 1996.

                 (1) Consolidated Statements of Financial Condition as of June 30, 1996 and 1995.

                 (2) Consolidated Statements of Operations for each of the years in the three year period ended June 30, 1996.

                 (3) Consolidated Statements of Cash Flows for each of the years in the three year period ended June 30, 1996.

                 (4) Consolidated Statements of Stockholders' Equity for each of the years in the three year period ended June 30, 1996.

                 (5) Notes to Consolidated Financial Statements.

                 (6) Report of Independent Certified Public Accountants.

             (b) Pro forma financial information. The following pro forma financial information has been previously filed in the Registration Statement under the caption "Unaudited Pro Forma Condensed Combined Financial Statements" in the prospectus:

                 (1) Unaudited Pro Forma Condensed Combined Statement of Financial Condition at June 30, 1996 with related notes.

                 (2) Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 1996 and for the year ended September 30, 1996 with related notes.

             (c) Exhibits.

                 2.1 Agreement and Plan of Merger dated as of July 15, 1996 previously filed in the Registration Statement as Exhibit A to the prospectus.

                 2.2 Amendment dated October 11, 1996 to Agreement and Plan of Merger dated as of July 15, 1996.


                                Page 2 of 4 Pages

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              BANKUNITED FINANCIAL CORPORATION




                                              By: /s/ Samuel A. Milne
                                                  ----------------------------
                                                  Samuel A. Milne
                                                  Executive Vice President and
                                                 Chief Financial Officer


Dated:  December 2, 1996


                                Page 3 of 4 Pages

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXIBITS

                                                                  Sequentially
Exhibit                                                             Numbered
  No.                                                                 Page
-------                                                            ------------
 2.2       Amendment dated October 11, 1996 to Agreement and
           Plan of Merger dated as of July 15, 1996.............        4


                                Page 4 of 4 Pages